Fees Summary	Feb. 25, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 78,876,859.3
Previously Paid Amount	0
Total Fee Amount	12,076.05
Total Offset Amount	0
Net Fee	$ 12,076.05